Exhibit (99)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information includes our historical consolidated balance sheet as of March 31, 2005, and our historical consolidated statements of income for the three months ended March 31, 2005, and the year ended December 31, 2004, each giving appropriate effect to the portion of contributed home equity loans outstanding from Wachovia Preferred Funding Holding Corp., during each of the periods presented.

These unaudited pro forma results include management’s best estimate of the impact of the portion of contributed home equity loans. The unaudited pro forma condensed consolidated financial information may not be indicative of the financial position or results of operations that actually would have occurred had the contribution been made during the period or as of the date indicated, or which will be attained in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical consolidated financial statements.

WACHOVIA PREFERRED FUNDING CORP.

AND SUBSIDIARIES

PRO FORMA COMBINED BALANCE SHEET

(Unaudited)

The following unaudited pro forma combined balance sheet combines our historical consolidated balance sheet as of March 31, 2005, with the transaction described in the accompanying note to the pro forma condensed consolidated financial information.

	March 31, 2005
(In thousands, except share data)	Wachovia Funding	Pro Forma Adjustments	Wachovia Funding Combined
ASSETS
Cash and cash equivalents	$939,907	—	939,907
Loans, net of unearned income	11,165,934	5,829,569	16,995,503
Allowance for loan losses	(98,005)	(1,935)	(99,940)

Loans, net	11,067,929	5,827,634	16,895,563

Interest rate swaps	454,664	—	454,664
Accounts receivable - affiliates, net	47,626	—	47,626
Other assets	45,436	18,474	63,910

Total assets	$12,555,562	5,846,108	18,401,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Line of credit with affiliate	250,000	—	250,000
Collateral held on interest rate swaps	452,297	—	452,297
Deferred income tax liabilities	77,087	—	77,087
Other liabilities	18,904	—	18,904

Total liabilities	798,288	—	798,288

Stockholders’ equity
Preferred stock
Series A preferred securities, $0.01 par value per share, $750 million liquidation preference, non-cumulative and conditionally exchangeable, 30,000,000 shares authorized, issued and outstanding in 2005	300	—	300
Series B preferred securities, $0.01 par value per share, $1.0 billion liquidation preference, non-cumulative and conditionally exchangeable, 40,000,000 shares authorized, issued and outstanding in 2005	400	—	400
Series C preferred securities, $0.01 par value per share, $4.2 billion liquidation preference, cumulative, 5,000,000 shares authorized, 4,233,754 shares issued and outstanding in 2005	43	—	43
Series D preferred securities, $0.01 par value per share, $913,000 liquidation preference, non-cumulative, 913 shares authorized, issued and outstanding in 2005	—	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 99,999,900 shares issued and outstanding in 2005	1,000	—	1,000
Paid-in capital	11,504,575	5,846,108	17,350,683
Retained earnings	250,956	—	250,956

Total stockholders’ equity	11,757,274	5,846,108	17,603,382

Total liabilities and stockholders’ equity	$12,555,562	5,846,108	18,401,670

See accompanying note to pro forma condensed consolidated financial information.

WACHOVIA PREFERRED FUNDING CORP.

AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF INCOME

(Unaudited)

The following unaudited pro forma combined statement of income combines our historical consolidated statement of income for the three months ended March 31, 2005, with the transaction described in the accompanying note to the pro forma condensed consolidated financial information.

	Three months Ended March 31, 2005
(In thousands, except share data)	Wachovia Funding	Pro Forma Adjustments	Wachovia Funding Combined
INTEREST INCOME	$133,944	84,048	217,992
INTEREST EXPENSE	3,539	—	3,539

Net interest income	130,405	84,048	214,453
Provision for credit losses	(881)	74	(807)

Net interest income after provision for credit losses	131,286	83,974	215,260

OTHER INCOME
Loss on interest rate swaps	(4,222)	—	(4,222)
Other income	95	—	95

Total other income	(4,127)	—	(4,127)

NONINTEREST EXPENSE
Loan servicing costs	2,538	6,954	9,492
Management fees	6,055	2,595	8,650
Other	353	—	353

Total noninterest expense	8,946	9,549	18,495

Income before income tax benefit	118,213	74,425	192,638
Income tax benefit	(1,106)	—	(1,106)

Net income	119,319	74,425	193,744
Dividends on preferred stock	60,661	—	60,661

Net income available to common stockholders	$58,658	74,425	133,083

PER COMMON SHARE DATA
Basic earnings	$0.59	—	1.33
Diluted earnings	$0.59	—	1.33
AVERAGE SHARES
Basic	99,999,900	—	99,999,900
Diluted	99,999,900	—	99,999,900

See accompanying note to pro forma condensed consolidated financial information.

WACHOVIA PREFERRED FUNDING CORP.

AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF INCOME

(Unaudited)

The following unaudited pro forma combined statement of income combines our historical consolidated statement of income for the year ended December 31, 2004, with the transaction described in the accompanying note to the pro forma condensed consolidated financial information.

	Year Ended December 31, 2004
(In thousands, except share data)	Wachovia Funding	Pro Forma Adjustments	Wachovia Funding Combined
INTEREST INCOME	$407,511	227,174	634,685
INTEREST EXPENSE	6,858	—	6,858

Net interest income	400,653	227,174	627,827
Provision for credit losses	(3,390)	1,134	(2,256)

Net interest income after provision for credit losses	404,043	226,040	630,083

OTHER INCOME
Gain on interest rate swaps	13,781	—	13,781
Other income	133	—	133

Total other income	13,914	—	13,914

NONINTEREST EXPENSE
Loan servicing costs	4,666	19,005	23,671
Management fees	33,835	9,807	43,642
Other	1,381	—	1,381

Total noninterest expense	39,882	28,812	68,694

Income before income tax expense	378,075	197,228	575,303
Income tax expense	5,656	—	5,656

Net income	372,419	197,228	569,647
Dividends on preferred stock	185,357	—	185,357

Net income available to common stockholders	$187,062	197,228	384,290

PER COMMON SHARE DATA
Basic earnings	$1.87	—	3.84
Diluted earnings	$1.87	—	3.84
AVERAGE SHARES
Basic	99,999,900	—	99,999,900
Diluted	99,999,900	—	99,999,900

See accompanying note to pro forma condensed consolidated financial information.

WACHOVIA PREFERRED FUNDING CORP.

AND SUBSIDIARIES

NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

March 31, 2005 and December 31, 2004

NOTE 1: DESCRIPTION OF PRO FORMA ADJUSTMENTS

Pro forma combined balance sheet adjustments include the portion of contributed home equity loans of $5.8 billion, the related allowance for loan losses of $1.9 million, and the related interest receivables of $18.5 million, assumed to be contributed from Wachovia Preferred Funding Holding Corp. as of March 31, 2005, and the related increase in paid-in capital of $5.8 billion.

Pro forma combined statement of income adjustments for the three months ended March 31, 2005, include the actual interest income of $84.0 million earned on the portion of contributed home equity loans outstanding during the period, an estimated provision for credit losses of $74,000, estimated loan servicing costs of $7.0 million and estimated management fees of $2.6 million. Average net loans outstanding during the period were $5.6 billion. Loan servicing costs are based on an annual fee equal to the outstanding balance of the contributed home equity loans multiplied by 0.50%. Management fees are assessed by Wachovia Corporation and are based on certain asset and noninterest expense criteria.

Pro forma combined statement of income adjustments for the year ended December 31, 2004, include the actual interest income of $227.2 million earned on the portion of contributed home equity loans outstanding during the period, an estimated provision for credit losses of $1.1 million, estimated loan servicing costs of $19.0 million and estimated management fees of $9.8 million. Average net loans outstanding during the year were $4.0 billion. Loan servicing costs are based on an annual fee equal to the outstanding balance of the contributed home equity loans multiplied by 0.50%. Management fees are assessed by Wachovia Corporation and are based on certain asset and noninterest expense criteria.

For the 2005 and 2004 tax years, we expect to be taxed as a real estate investment trust and in accordance with the related income tax requirements, substantially all the incremental net income related to the contributed home equity loans would have been distributed to holders of our common stock during each period presented. Accordingly, the pro forma combined statement of income for each period presented does not include a provision for income taxes related to the pro forma net income of the contributed home equity loans.